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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                                March 3, 2000

                         Commission File No.: 0-14685




                             GENICOM CORPORATION
            (Exact name of registrant as specified in its charter)



                    DELAWARE                       51 - 0271821
        (State or other jurisdiction of             (I.R.S.
                incorporation or                     Employer
                  organization)                 Identification No.)

          14800 CONFERENCE CENTER DRIVE
              SUITE 400, WESTFIELDS
               CHANTILLY, VIRGINIA
              (Address of principal                    20151
               executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (703) 802-9200





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                     GENICOM CORPORATION AND SUBSIDIARIES
                                   FORM 8-K


Item 5.       Other Items


              GENICOM Corporation today announced that Shaun Donnellan has been appointed President and Chief Executive Officer of the Company, replacing Paul T. Winn. James C. Gale, who has been serving as the Company's Senior Vice President Chief Financial Officer, is also being replaced. In addition, the Company stated that its lender group had released an amount sufficient to fund the Company's payroll for March 3, 2000. As previously announced, since February 25, 2000 when it gave the Company formal notice of default under the credit facility, the lender group has been exercising its offset rights against the Company's operating accounts.




              Mr. Donnellan is a principal of Glass & Associates, Inc. (Glass), one of the nation's leading turnaround management consulting firms. Glass has been serving as a consultant to GENICOM, and as a result, Mr. Donnellan is familiar with the operations of the Company.

              The statements contained in this release which are not historical facts are forward looking statements that involve risks and uncertainties, including, but not limited to the Company's continued losses and absence of lenders' support which could affect the Company's ability to maintain itself as a going concern or make the initiation of bankruptcy proceedings appropriate, the results of the negotiations with the lending syndicate, the Company's relationship with Compaq, the Company's ability to secure new customers and maintain its current customer base, the risk of customer delays or cancellations in both on-going and new programs, supplier disruptions, the effect of economic conditions, the impact of competition and other risks detailed, from time to time, in the Company's Securities and Exchange Commission filings.




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                  GENICOM Corporation
                                               --------------------------
                                                      Registrant


Date:  March 3, 2000


                                                  /s/ Shaun Donnellan
                                               --------------------------
                                                       Signature

                                               Shaun Donnellan
                                               President and Chief
                                               Executive Officer

                                               (Mr. Donnellan has been
                                               duly authorized to sign
                                               on behalf of the
                                               Registrant)